                                                                 EXHIBIT 10.7(f)

      NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                             MODIFICATION AGREEMENT

STATE OF TEXAS

COUNTY OF HARRIS

      WHEREAS, TMX REALTY CORPORATION, a Delaware corporation, whose address is 301 Congress Avenue, Suite 1850, Austin, Texas 78701 ("Maker"), is legally obligated to pay the unpaid principal balance of that certain Promissory Note (the "Promissory Note") dated November 23, 1998 in the original principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), executed by Maker and payable to the order of Riverway Bank (now known as TEXAS STATE BANK) ("Payee"), more fully described in and secured by the liens created by (1) that certain Leasehold Deed of Trust (the "Deed of Trust") of even date with the Promissory Note from Maker to John E. Phillips, Trustee, filed of record under Clerk's File No. T418083, Official Public Records of Real Property of Harris County, Texas, and (2) an Assignment of Leases (Space Lease) of even date with the Promissory Note, executed by Maker in favor of Payee, filed of record under Clerk's File No. T418084, Official Public Records of Real Property of Harris County, Texas, the Promissory Note being secured by the liens therein created or mentioned against the property described in Exhibit "A" attached hereto (the "Property");

      WHEREAS, Maker now desires to increase, modify and renew the Promissory Note and to extend and carry forward all of the aforementioned liens on the Property, together with all other liens and security interests, securing the payment of the Promissory Note (said liens and security interests being hereinafter collectively referred to as the "Liens");

      WHEREAS, Payee hereby appoints James D. Maclntyre, Trustee, as successor trustee to John E. Phillips, Trustee, with the said James D. Maclntyre , Trustee to act instead of and to succeed to all of the rights and powers of the said John E. Phillips, Trustee;

      WHEREAS, Payee, the legal owner and holder of the Promissory Note and the Liens, in consideration of the premises and at the request of Maker, has agreed to modify and renew the Promissory Note (the Promissory Note, as hereinafter modified and renewed, being referred to as the "Note") as hereinafter provided:

      NOW, THEREFORE, in. consideration of the modification and renewal of the Promissory Note as hereinafter set forth, Maker hereby renews the Promissory Note and promises to pay to the order of Payee at its banking house in the City of Houston, Harris County, Texas, in lawful money of the United States of America, the sum of SEVEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($7,800,000.00), together with interest on the unpaid principal balance hereof from time to time outstanding until maturity at a rate per annum equal to six and one quarter percent (6.25%). The rate from time to time in effect on the Note, including during the Option Period (as hereinafter defined) is herein referred to as the "Stated Rate". In no event shall interest on the Note ever be charged or paid at a rate greater than the maximum non-usurious rate permitted by applicable federal or Texas law from time to time in effect, whichever shall permit the higher lawful rate (the "Highest Lawful Rate").

      If at any time or times the Stated Rate would exceed the Highest Lawful Rate but for the limitation set forth above, the rate of interest to accrue on the unpaid principal balance of the Note during all such times shall be limited to the Highest Lawful Rate, but any subsequent reduction in the Stated Rate due to reductions in the rate from time to time applicable to the Note shall not become effective to reduce the interest rate payable below the Highest

Lawful Rate until the total amount of interest accrued on the unpaid balance of the Note equals the total amount of interest which would have accrued if the Stated Rate had at all times been in effect.

      If, at maturity or final payment of the Note, the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if the Stated Rate had at all times been in effect, then Maker agrees to pay to Payee, to the extent allowed by law, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on the Note if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest which would have accrued if the Stated Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of the Note.

      Interest shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days; however, if such computation would cause the Stated Rate to exceed the Highest Lawful Rate, interest shall be computed on the basis of a year composed of 365 or 366 days, as the case maybe. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" (as defined in V.T.C.A., Finance Code, Chapter 303, as amended) from time to time in effect; provided that Payee may also rely on alternative maximum rates of interest from time to time in effect under other applicable laws, if they are higher.

      The Note is payable as follows:

      Principal together with accrued interest shall be due and payable in monthly installments in the amount of Fifty-Six Thousand Four Hundred and No/100 ($56,400.00) each, on the 1st day of each and every calendar month, commencing June 1, 2004, and continuing regularly and monthly thereafter until the expiration of two (2) years from the date hereof (the "Final Maturity Date"), when the entire amount of the Note, both principal and accrued interest then remaining unpaid, shall be due and payable in full. Payments shall be first applied to accrued interest with the balance to the reduction of principal.

      Anything in the Note to the contrary notwithstanding, upon the Final Maturity Date of the Note and so long as an Event of Default (as defined in the Loan Agreement) does not then exist, Borrower shall have the option to extend the term of the Note until November 30, 2009 (the "Option Period"), subject to the following terms and conditions:

      1. On or before thirty (30) days prior to the Final Maturity Date, Borrower shall provide Lender with notice (the "Option Notice") of its intent to extend the Final Maturity Date to the Extended Maturity Date (as hereinafter defined).

      2. The Option Period shall commence as of the Final Maturity Date and shall expire on November 30, 2009 (the "Extended Maturity Date"). On the Extended Maturity Date, the entire balance of the Note, principal together with unpaid accrued interest, shall be due and payable in full.

      3. During the Option Period, the Note shall bear interest per annum at the rate fixed as of the close of business on the Final Maturity Date that is the lesser of (1) the 5 Year Treasury Bond Note as published in the Wall Street Journal plus 250 basis points, or (2) eight and one-half percent (8.5%).

      4. During the Option Period principal and interest shall be due and payable in equal monthly installments (the "Monthly Payments") commencing one (1) month from the Final Maturity Date and continuing regularly and monthly thereafter until the Extended Maturity Date. The amount of the Monthly Payments shall be fixed as of the Final Maturity. The Monthly Payments shall be based on an amortization of the principal amount of the Note as of the Final Maturity Date over a two hundred twenty-five (225) month period at the interest rate in effect on the Final Maturity Date. The Monthly Payments shall be in the same amount each month during the Option Period and not subject to adjustment.

      The Note may be prepaid in whole or in part at any time without penalty; provided, however, that all payments received by Payee from Maker upon the Note shall first be applied to the payment of accrued but unpaid interest, with the balance thereof to be applied to the reduction of the outstanding principal of the Note. All prepayments in excess of accrued interest shall be applied to the outstanding principal balance of the Note in the inverse order of maturity.

      Whenever any payment to be made under the Note shall be stated to be due on a Saturday, Sunday or legal holiday for commercial banks under the laws of the State of Texas, then such payment shall be made on the next succeeding business day.

      In addition to all principal and accrued interest on the Note, Maker agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of the Note in collecting the Note through probate, reorganization, bankruptcy or any other proceeding, (b) the reasonable attorneys' fees when and if the Note is placed in the hands of an attorney for collection after default, and (c) the reasonable attorneys' fees, costs and expenses incurred by Payee in connection with the preparation and filing of the agreements and documents contemplated herein.

      Unless as otherwise provided by law, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor and notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to the Note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security.

      Maker warrants and represents to Payee, and to all other owners and holders of any indebtedness evidenced hereby, that the loan evidenced by the
Note is and shall be solely for business, commercial or agricultural purposes and not primarily for personal, family or household use. Maker acknowledges that the loan evidenced by the Note is specifically exempted under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and under the Truth-in-Lending Act and that no disclosures are required to be given under such regulations and federal laws in connection with the Note.

      It is agreed that time is of the essence of this agreement, and that in the event of default in the payment of any installment of principal or interest when due, the holder of the Note may declare the unpaid principal balance plus all accrued but unpaid interest due thereon immediately due and payable without notice, and failure to exercise said option shall not constitute a waiver on the part of the holder of the right to exercise the same at any other time.

      In the event of (i) the failure of Maker to make any payment in the Note provided when due (either of principal and/or interest), or (ii) in the event the entirety of the unpaid principal balance of the Note plus accrued unpaid interest thereon is declared due, interest on such past-due indebtedness (either principal and/or interest) shall accrue at the Highest Lawful Rate.

      All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the money to be loaned under the Note or otherwise exceed the Highest Lawful Rate. If fulfillment of any provision hereof or of any mortgage, loan agreement or other document evidencing or securing the indebtedness evidenced by the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if Payee shall ever receive anything of value deemed interest under applicable law which would exceed interest at the Highest Lawful Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note, such excess shall be refunded to Maker. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness of Maker to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. The provisions of this paragraph shall control all agreements between Maker and Payee.

      Maker hereby extends the Liens to secure the payment of the Note, until the same has been fully paid and agrees that the modification, renewal and extension of the Promissory Note shall in no manner affect or impair the Note or the Liens securing the same and that the Liens shall not in any manner be waived, except as otherwise expressly provided herein, the purpose of this instrument being simply to modify and renew the Promissory Note and to carry forward or extend the Liens, which are acknowledged by Maker to be valid and subsisting, and Maker further agrees that all terms and provisions of the Promissory Note and of the instrument or instruments creating or fixing the Liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

      None of the rights, titles, liens, interests, securities or equities existing or to exist under the Deed of Trust in law or in equity are or shall be in anywise released, diminished, impaired or affected hereby. The Deed of Trust is recognized to be still in full force and effect insofar as to cover all of the properties described therein, except for portions of the Property that have been heretofore released by Payee as evidenced by partial releases filed with the County Clerk of said County and all rights and liens existing and to exist under the Deed of Trust as modified hereby are renewed, extended, carried forward and conveyed by Maker to secure any and all indebtedness of Maker to Payee.

      Maker expressly covenants, represents and warrants that Maker is the owner and holder of good and valid title to all of the Property, free and clear of all liens and encumbrances other than those existing unto and in favor of Payee; that all costs, expenses and taxes due and owing to date against or with respect to any and all of the Property have been paid to date and that Maker has the absolute, unrestricted right and authority to mortgage, assign and convey all of the Property and any proceeds resulting therefrom to Payee.

      Maker will pay all fees or costs for appraisals that Payee may reasonably require from time to time, but in no event more than one appraisal annually. In addition, Maker will pay all recording fees, taxes, abstract fees, attorneys' fees and all other costs and expenses of every character from time to time incurred in connection with the making, closing and servicing of the loan evidenced by the Note, or any renewal, modification, rearrangement or extension thereof and will pay all reasonable fees and charges made by the Trustee for services performed under the Deed of Trust and will reimburse Payee and the Trustee for all expenses incurred by them, respectively, and will indemnify and hold harmless Payee and the Trustee from and against all claims, demands, liabilities and causes of action asserted against either of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or the Deed of Trust, save and except for their willful misconduct. In the event that Payee should pay for expenses incurred in way of attorneys' fees in connection with title examination and legal matters and/or appraisal fees or costs connected with the making, closing or servicing the Note or any renewal, modification, rearrangement or extension thereof, or pay any recording or filing fee or fees incident to recording instruments, Maker shall reimburse Payee for all such sums upon demand. Any such sums shall become part of the indebtedness secured by the Deed of Trust and shall bear interest from the date incurred by Payee at the rate provided in the Note.

      The Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America, except that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), shall not apply hereto.

      For purposes of any suit relating to the Note, Maker hereof submits itself to the jurisdiction of any court sitting in the State of Texas and further agrees that venue in any suit arising out of the Note or any venue shall be fixed in Harris County, Texas. Final judgment in any suit shall be conclusive and may be enforced in any jurisdiction within or without the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of such liability.

      The Note is given in increase, modification, renewal and extension of the Promissory Note, and the Liens securing the payment thereof are not extinguished but are specifically carried forward, ratified in all respects and shall secure the payment hereof.

      Maker agrees that the unpaid principal balance on the Promissory Note, as hereby modified, renewed and extended, is $5,584,049.54 as of the date hereof, prior to funding the amount evidenced by the increase hereof.

      THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED IN DUPLICATE ORIGINAL COUNTERPARTS, this 29th Day of April, 2004, EFFECTIVE FOR ALL PURPOSES AS OF APRIL 1, 2004.

                                        TMX REALTY CORPORATION, a Delaware
                                          Corporation

                                        By: /s/ James W. Albrecht, Jr.
                                            ------------------------------------
                                        Name: James W. Albrecht, Jr.
                                        Title: CFO

AGREED TO BY:

TEXAS STATE BANK

By: /s/ Jim D. MacIntyre
    ---------------------------
Name: Jim D. MacIntyre
Title: Executive Vice President

STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on the 29th day of April, 2004, by James W. Albrecht, JR. CFO of TMX Realty Corporation, a Delaware corporation, on behalf of said corporation.

[SEAL] [VIVIAN SALAZAR NOTARY STAMP]              /S/ Vivian Salazar
                                                  ------------------------------
                                                  Notary Public, State of Texas

STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on the 12th day of May 2004, by Jim D. MacIntyre, EVP of Texas State Bank, on behalf of said bank.

[SEAL] [VIVIAN SALAZAR NOTARY STAMP]              /S/ Vivian Salazar
                                                  ------------------------------
                                                  Notary Public, State of Texas

                                   EXHIBIT "A"

The leasehold interest in and to a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres described in deed to the United Stales of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said
2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632);

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40; Y=698,487.10, thence:

      South 14 degrees 53'21" West, with said west ROW line, a distance of
      206.00 feet to a set 5/8-inch iron rod with plastic cap;

      North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc., Project Number 0163-9601-S).

/s/ Beverly B. Kaufman                 ANY PROVISION HERE IN WHICH RESTRICTS
------------------------               THE SALE, RENTAL, OR USE OF THE DESCRIBED
COUNTY  CLERK                          REAL PROPERTY BECAUSE OF COLOR OR RACE
HARRIS COUNTY, TEXAS                   IS INVALID AND UNENFORCEABLE UNDER
                                       FEDERAL LAW.
                                       THE STATE OF TEXAS
                                       COUNTY OF HARRIS

                                       I hereby certify that this instrument was FILED in File Number Sequence on the date and at the time stamped hereon by me; and was duly RECORDED. In the Official Public Records of Real Property of Harris County, Texas on

                                                     MAY 13, 2004

                                               /s/ Beverly B. Kaufman
                                               ------------------------
                                               COUNTY  CLERK
                                               HARRIS COUNTY, TEXAS
[HARRIS COUNTY, TEXAS SEAL]

                          SUBORDINATION, ATTORNMENT AND
                            NON-DISTURBANCE AGREEMENT
                                  (SPACE LEASE)

THE STATE OF TEXAS
                                   KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF HARRIS

      WHEREAS, INTROGEN THERAPEUTICS, INC., a Delaware corporation (herein called "Introgen") is the Lessee pursuant to that certain Lease Agreement (the "Lease Agreement) dated November 23, 1998, by and between Introgen, as Lessee (herein so called) and TMX REALTY CORPORATION, as Lessor ("Landlord") and covering the Property (herein so called) described therein; and

      WHEREAS, as of November 23, 1998, Landlord executed a leasehold deed of trust, (the "Mortgage") in favor of Riverway Bank (now known as Texas State
Bank) ("Bank"), thereby creating a lien and security interest upon the ground subleasehold estate of the Property and all of Landlord's rights, title and interest in the Lease Agreement, together with a first lien and security interest on certain fixtures and building components located on the Property for the purpose of securing the payment of a Promissory Note of even date therewith in the principal amount of $6,000,000, executed by Landlord, payable to the order of the Bank (the "Loan"), to which reference is herein made for all purposes; and

      WHEREAS, as of April_________, 2004, Landlord executed that certain Modification Agreement (the "Modification Agreement") in the principal amount of $7,800,000.00 (the "Loan") in favor of the Bank which increased, renewed and extended the November 23, 1998 Promissory Note and extended the liens created pursuant to the Mortgage; and

      WHEREAS, the Bank is relying upon the warranties, representations and agreements contained herein as an inducement to the Bank in making the Loan to Landlord; and

      WHEREAS, the Landlord agrees to the attornment by and non-disturbance of the Bank, its successors and assigns, pursuant to the terms and conditions contained herein.

      NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt of which is hereby acknowledged, the Landlord and Lessee hereby agree, as follows:

      1. A true, correct and complete copy of the Lease Agreement has been delivered to the Bank.

      2. The Lease Agreement has not been amended or modified. The Lease Agreement has been duly authorized and executed by the Landlord and Lessee and is in full force and effect and neither the Landlord nor Lessee is aware of any default in any respect under the Lease Agreement and no notice of default as provided in the Lease Agreement is pending or threatened against Lessee.

      3. Lessee and Landlord have complied fully and completely with all of their respective covenants, warranties and other undertakings and obligations under the Lease Agreement to this date, with the result that Lessee is fully obligated to pay the rent and other charges due thereunder upon the Rent Commencement Date (as such term is defined in the Lease Agreement), and is fully obligated to perform all of the other obligations of Lessee under the Lease Agreement.

      4. Anything in the Lease Agreement to the contrary notwithstanding, the Lessee hereby consents to Landlord executing the Modification Agreement in favor of the Bank as part of the security for the Loan and recording the same of record thereby creating a lien and security interest on Landlord's leasehold estate in the Property and assigning its rights under the Lease Agreement to the Bank.

      5. Lessee and Landlord agree that as long as the Mortgage as modified by the Modification Agreement is in effect, they shall not amend the Lease Agreement or terminate it voluntarily (except pursuant to the existing terms thereof) prior to the end of its stated term or any extended term without Bank's prior written consent, which shall not be unreasonably withheld or delayed.

      6. The Landlord and Lessee represent to Bank that their respective interests in the Lease Agreement have not been assigned or conveyed and that neither party has agreed to assign or convey the Lease Agreement or any interest therein, except pursuant to the Mortgage as modified by the Modification Agreement.

      7. If the interest of Landlord in the Lease Agreement is acquired by the Bank by reason of foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder of the Mortgage, by assignment in lieu of foreclosure or by any other method, the Bank, its successors and assigns shall have the right, at its option, to either (a) terminate the Lease Agreement or (b) elect to have the Lease Agreement and the rights of the Lessee thereunder continue in full force and effect and not be terminated or disturbed except pursuant to the Lease Agreement. In the event the Bank or its successors and assigns take over Landlord's interest in the Lease Agreement and elects to continue same, Lessee shall be bound to the Bank, its successors and assigns under all of the terms, covenants and conditions of the Lease Agreement for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease Agreement with the same force and effect as if the Bank, its successors and assigns, were the Landlord under the Lease Agreement. The Lessee agrees that a takeover of Landlord's interest under the Lease Agreement by foreclosure, assignment or otherwise will not itself constitute a default under the Lease Agreement. The Lessee, its successors and assigns do hereby attorn to the Bank, said attornment to be effective and self-operative without the execution of any other instruments on the part of any party hereto or the Bank, its successors or assigns immediately upon the Bank, its successors or assigns, succeeding to the interest of Landlord under the Lease Agreement, subject to the Bank's option to terminate the Loan Agreement as afore said. The respective rights and obligations of the Bank, its successors or assigns and the Lessee upon such attornment to the extent of the then remaining balance of the term of the Lease Agreement and any extension or renewal, shall be and are the same as now set forth in the Lease Agreement, it being the intention of the parties hereto for this purpose to incorporate the Lease Agreement into this agreement by reference with the same force and effect as if set forth at length herein.

      8. Landlord hereby subordinates to the Mortgage as modified by the Modification Agreement all liens of every kind and character, whether contractual, constitutional, statutory or otherwise, which Landlord may now have or have acquire against any property of Lessee or any subtenant occupying any space on the Property which is now or hereafter installed in or located on the Property.

      9. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing, and (a) if to Landlord shall be sufficient in all respects if delivered or sent by registered or certified mail to Landlord at the following address:

                           TMX Realty Corporation
                           301 Congress Avenue, Suite 1850
                           Austin, Texas 78701
                           Attention: James W. Albrecht, Jr.

            and (b) if to the Lessee shall be sufficient in all respects if delivered or sent by registered or certified mail to the Lessee at the following address:

                           Introgen Therapeutics, Inc.
                           301 Congress Avenue, Suite 1850
                           Austin, Texas 78701
                           Attention: Mr. David G. Nance

            and (c) if to the Bank shall be sufficient in all respects if delivered or sent by registered or certified mail to the Bank at the following address:

                           Texas State Bank
                           Five Riverway
                           Houston, Texas 77056
                           Attention: Real Estate Department

            Any party may, by proper written notice hereunder to the other party, change the address to which notice shall thereafter be sent to it.

EXECUTED this _____day of April, 2004.

                                            TMX REALTY CORPORATION, a Delaware
                                            corporation

                                            By: /s/ James W. Albrecht, Jr.
                                                ------------------------------
                                            Name : James W. Albrecht, Jr.
                                            Title: CFO

                                            INTROGEN THERAPEUTICS, INC., a
                                            Delaware corporation

                                            By: /s/ James W. Albrecht, Jr.
                                                ------------------------------
                                            Name: James W. Albrecht, Jr.
                                            Title: CFO

                                            TEXAS STATE BANK

                                            By: ______________________________
                                                James D. MacIntyre
                                                Executive Vice President

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this ________ day of April, 2004, by ____________________, ________________ of TMX REALTY CORPORATION, a
Delaware corporation, for and on behalf of said corporation.

                                                  ______________________________
[SEAL]                                            Notary Public, State of Texas

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this __ day of April, 2004, by _______________________, __________________ of INTROGEN THERAPEUTICS, INC. a
Delaware corporation, for and on behalf of said corporation.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this _____ day of April, 2004, by James D. MacIntyre, Executive Vice President of TEXAS STATE BANK, for and on behalf of said bank.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

                          SUBORDINATION, ATTORNMENT AND
                            NON-DISTURBANCE AGREEMENT
                                (GROUND SUBLEASE)

THE STATE OF TEXAS
                                     KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF HARRIS

      WHEREAS, INTROGEN THERAPEUTICS, INC., a Delaware corporation (herein called "Introgen") is the Ground Sublessee pursuant to that certain Ground Sublease Agreement dated September 24, 1998, as amended and restated by Amended and Restated Ground Sublease Agreement (the "Lease Agreement") dated effective September 24, 1998, by and between Introgen, as Ground Sublessee and AMELANG PARTNERS, INC., as Ground Sublessor ("Landlord") and covering the Property (herein so called) described therein; and

      WHEREAS, Introgen assigned all of its rights, title and interest as Ground Sublessee pursuant to the Lease Agreement to TMX Realty Corporation, a Delaware corporation (herein called "TMX"), pursuant to an Assignment and Assumption of Lease dated November 23, 1998 (the "TMX Assignment").

      WHEREAS, the Lease Agreement covers a portion of the property described in that certain Enhanced-Use Lease dated August 25, 1993 by and between Ground Sublessor as lessee and the United States Department of Veteran Affairs as lessor.

      WHEREAS, as of November 23, 1998, TMX executed a leasehold deed of trust, (the "Mortgage") in favor of Riverway Bank (now known as Texas State Bank) ("Bank"), thereby creating a lien and security interest upon the ground subleasehold estate of the Property and all of TMX's rights, title and interest in the Lease Agreement, together with a first lien and security interest on certain fixtures and building components located or to be located on the Property for the purpose of securing the payment of a Promissory Note of even date therewith in the principal amount of $6,000,000, executed by TMX, payable to the order of the Bank, to which reference is herein made for all purposes; and

      WHEREAS, as of April__________, 2004, Landlord executed that certain Modification Agreement (the "Modification Agreement") in the principal amount of $7,800,000.00 (the "Loan") in favor of the Bank which increased, renewed and extended the November 23, 1998 Promissory Note and extended the liens created pursuant to the Mortgage; and

      WHEREAS, the Bank is relying upon the warranties, representations and agreements contained herein as an inducement to the Bank in making the Loan to TMX; and

      WHEREAS, the Landlord agrees to the attornment by and non-disturbance of the Bank, its successors and assigns, pursuant to the terms and conditions contained herein.

      NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt of which is hereby acknowledged, Introgen, the Landlord and TMX hereby agree, as follows:

      1. A true, correct and complete copy of the Lease Agreement has been delivered to the Bank.

      2. The Lease Agreement has not been amended or modified. The Lease Agreement has been duly authorized and executed by the Landlord and Introgen and is in full force and effect and neither the Landlord, Introgen nor TMX is aware of any default in any respect under the Lease Agreement and no notice of default as provided in the Lease Agreement is pending or threatened against Introgen or TMX.

      3. Introgen, TMX and Landlord have complied fully and completely with all of their respective covenants, warranties and other undertakings and obligations under the Lease Agreement to this date, with the result that Introgen and TMX, jointly and severally, are fully obligated to perform all of the obligations of Introgen under the Lease Agreement.

      4. Anything in the Lease Agreement to the contrary notwithstanding, the Landlord hereby consents to TMX executing the Modification Agreement in favor of the Bank as part of the security for the Loan and recording the same of record thereby creating a lien and security interest on TMX's subleasehold estate in the Property and collaterally assigning its rights under the Lease Agreement to the Bank.

      5. TMX and Landlord agree that as long as the Mortgage as modified by the Modification Agreement is in effect, they shall not amend the Lease Agreement or terminate it voluntarily (except pursuant to the existing terms thereof) prior to the end of its stated term or any extended term without Bank's prior written consent, which shall not be unreasonably withheld or delayed.

      6. The Landlord, Introgen and TMX represent to Bank that their respective interests in the Lease Agreement have not been assigned or conveyed and that neither party has agreed to assign or convey the Lease Agreement or any interest therein, except pursuant to the Mortgage as modified by the Modification Agreement and the TMX Assignment.

      7. If the interest of TMX in the Lease Agreement is acquired by the Bank by reason of foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder of the Mortgage, by assignment in lieu of foreclosure or by any other method, it is agreed that the Lease Agreement and the rights of the Lessee (as defined in the Lease Agreement) thereunder shall continue in full force and effect and not be terminated or disturbed except pursuant to the Lease Agreement. In the event the Bank or its successors and assigns take over TMX's interest in the Lease Agreement, it shall be bound to the Landlord under all of the terms, covenants and conditions of the Lease Agreement applicable to the Lease Agreement for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease Agreement with the same force and effect as if the Bank, its successors and assigns, were the named sublessee under the Lease Agreement. The Landlord agrees that a takeover of TMX's interest under the Lease Agreement by foreclosure, assignment or otherwise will not itself constitute a default under the Lease Agreement. The Bank, its successors and assigns do hereby attorn to the Landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of any party hereto or the Bank, its successors or assigns immediately upon the Bank, its successors or assigns, succeeding to the interest of TMX under the Lease Agreement. The respective rights and obligations of the Bank, its successors or assigns and the Landlord upon such attornment to the extent of the then remaining balance of the term of the Lease Agreement and any extension or renewal, shall be and are the same as now set forth in the Lease Agreement as same may hereafter be amended with the consent of the Bank, it being the intention of the parties hereto for this purpose to incorporate the Lease Agreement into this agreement by reference with the same force and effect as if set forth at length herein.

      8. The Landlord accepts this agreement as the furnishing of Bank's address pursuant to Section 27 of the Lease Agreement and Landlord agrees to give Bank, as holder of the Mortgage, copies of all written notices of any default by TMX pursuant to the Lease Agreement and to allow the Bank to cure the same within the time periods set forth in Section 27 of the Lease Agreement (herein called the "Bank Cure Notice") and in the event Bank, or its successor and assign, elects, at its sole option, to cure such default and does cure such default within the time periods set forth in Section 27, the Landlord shall not exercise any of its rights or remedies with respect to such default under the Lease

            Agreement. The Bank Cure Notice shall be given at the same time as the original notice of default to TMX. Nothing herein shall be construed as an obligation of the Bank to cure any default under the Lease Agreement.

      9. In the event the Bank elects to cure a default referenced in a Bank Cure Notice, and in fact cures such default within the time periods set forth in Section 27, TMX shall continue, to be in default pursuant to the Loan and although an event of default may no longer exist pursuant to the Lease Agreement (as a result of the cure thereof by the Bank), the Bank may exercise its remedies pursuant to the instruments executed in connection with the Loan, including, without limitation, foreclosing its lien, security interests and/or assignment on TMX's leasehold estate under the Lease Agreement.

      10. Landlord hereby subordinates to the Mortgage as modified by the Modification Agreement all liens of every kind and character, whether contractual, constitutional, statutory or otherwise, which Landlord may now have or hereafter acquire against any property of TMX or any tenant occupying any space on the Property which is now or hereafter installed in or located on the Property.

      11. Landlord hereby acknowledges, pursuant to Section 39 of the Lease Agreement, that Introgen, pursuant to the TMX Assignment, assigned all of its rights, title and interest as Ground Sublessee pursuant to the Lease Agreement to TMX and Landlord consents to such assignment and acknowledges that TMX is the "Lessee" as such term is defined in the Lease Agreement.

      12. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing, and (a) if to TMX shall be sufficient in all respects if delivered or sent by registered or certified mail to TMX at the following address:

                           TMX Realty Corporation
                           301 Congress Avenue, Suite 1850
                           Austin, Texas 78701
                           Attention: James W. Albrecht, Jr.

            and (b) if to the Landlord shall be sufficient in all respects if delivered or sent by registered or certified mail to the Landlord at the following address:

                           Amelang Partners, Inc.
                           952 Echo Lane, Suite 100
                           Houston, Texas 77024

            and (c) if to the Bank shall be sufficient in all respects if delivered or sent by registered or certified mail to the Bank at the following address:

                           Texas State Bank
                           Five Riverway
                           Houston, Texas 77056
                           Attention: Real Estate Department

            And (d) if to Introgen shall be sufficient in all respects if delivered or sent by registered or certified mail to Introgen at the following address:

                           Introgen Therapeutics, Inc.
                           301 Congress Avenue, Suite 1850
                           Austin, Texas 78701
                           Attention: Mr. David G. Nance

            Any party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.

      EXECUTED this__________day of April, 2004.

                                     TMX REALTY CORPORATION, a Delaware
                                     corporation

                                     By: /s/ James W. Albrecht, Jr.
                                         ---------------------------------------
                                     Name: James W. Albrecht, Jr.
                                     Title: CFO

                                     INTROGEN THERAPEUTICS, INC., a Delaware
                                     corporation

                                     By: /s/ James W. Albrecht, Jr.
                                         ---------------------------------------
                                     Name: James W. Albrecht, Jr.
                                     Title: CFO

                                     AMELANG PARTNERS, INC., a Texas corporation

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     TEXAS STATE BANK

                                     By:________________________________________
                                          James D. MacIntyre
                                          Executive Vice President

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this __ day of April, 2004, by ________________, _______________________ of TMX REALTY CORPORATION, a
Delaware corporation, for and on behalf of said corporation.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this ________ day of April, 2004, by ________________,_____________________ of INTROGEN THERAPEUTICS, INC. a
Delaware corporation, for and on behalf of said corporation.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this ______ day of April, 2004, by ______________,__________________ of AMELANG PARTNERS, INC. a Texas
corporation, for and on behalf of said corporation.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this__________day of April, 2004, by James D. MacIntyre, Executive Vice President of TEXAS STATE BANK, for and on behalf of said bank.

                                                   _____________________________
[SEAL]                                             Notary Public, State of Texas

                              BORROWER'S STATEMENT

DATE: May 6, 2004                                               GFNO: 2711000082

LOAN FROM:  Texas State Bank             TO: TMX Realty Corporation
            1000 Main Street, Suite 100
            Houston, Tax 77002

PROPERTY:   2.619 acres, D.W.C. Harris Survey, Abstract No. 325, Harris County,
            Texas

CREDITS/FUNDS RECEIVED.............................................
Loan Amount $7,800,000,00 - Amount funded from Texas State Bank....  $   2,203,825.23
            TOTAL..................................................  $   2,203,825.23
LESS: CHARGES/DISBURSEMENTS
LOAN CHARGES to Texas State Bank...................................  $      25,015.00
      Commitment Fee...............................................  $      25,000.00
      Flood Determination Fee......................................  $          15.00
ADDITIONAL SETTLEMENT CHARGES......................................  $      37,180.25
      Lender Attorneys Fees to Porter & Hedges.....................  $       2,679.25
      Broker Fee to States Mortgage Company........................  $      25,000.00
      Appraisal Fee to The Thomas Bearden Company..................  $       9,500.00
      State of Texas Policy Guaranty Fee to Texas Title Insurance
      Guaranty.....................................................  $           1.00
Title Company Charges to LandAmerica Partners Title................  $      34,527.10
      Mortgagee Policy for $7,800,000.00 (less R-8 credit of 30% =
      $2,587.28)...................................................  $      34,214.72
      Tax Certificates.............................................  $         162.38
      Estimated Recording Fees.....................................  $         150.00
LOAN PAYOFF to Compass Bank........................................  $   1,438,652.82
      As of May 12, 2004:..........................................  $   1,438,652.82

            TOTAL CHARGES/DISBURSEMENTS............................  $   1,535,375.17
                  NET AMOUNT DUE TO BORROWER.......................  $     668,450.06
                                                                     ----------------

Borrower understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. The lender involved may be furnished a copy of this statement.

The undersigned hereby authorizes LandAmerica Partners Title Company to make expenditure and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this Statement

LandAmerica Partners Title Company      TMX Realty Corporation

By ______________________________       /s/  JAMES W. ALBRECHT, JR.
   Reno Hartfiel                        ----------------------------------------
Reno                                    By

                               Compliments of LANDAMERICA PARTNERS TITLE COMPANY